CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                           OFFICER
                         PURSUANT TO
                   18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Music
Etc., Inc.

Date: October 22, 2002        By: /s/ Lewis Eslick
                              Name: Lewis Eslick
                              Title: President, Chief
                              Executive Officer and Chief
                              Financial Officer